                       SECOND LOAN MODIFICATION AGREEMENT

     This Second Loan Modification Agreement (this "Loan Modification
Agreement") is entered into as of March 2, 2004, by and between SILICON VALLEY
BANK, a California-chartered bank, with its principal place of business at 3003
Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton,
Massachusetts 02462, doing business under the name "Silicon Valley East"
("Bank") and GLOBECOMM SYSTEMS, INC., a Delaware corporation, with offices at 45
Oser Avenue, Hauppauge, New York 11788 ("Borrower").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank,
     Borrower is indebted to Bank pursuant to a loan arrangement dated as of
     September 15, 2003, evidenced by, among other documents, a certain Loan and
     Security Agreement dated as of September 15, 2003 between Borrower and
     Bank, as amended by a certain Loan Modification Agreement dated as of
     October 8, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan
     Agreement.

2.   DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the
     Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

          Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the
     "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     Modification to Loan Agreement.

     a.   The Loan Agreement shall be amended by deleting the following appearing in Section 1(B) of the Schedule thereto:

               "(B) (i) 80.0% of the amount of the Borrower's Eligible
               Receivables (as defined in Section 8 above) (the "Receivables
               Loans"); minus

               (ii) the aggregate amounts then undrawn on all outstanding letters of credit, foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the
               Borrower."

          and inserting in lieu thereof the following:

               "(B) (i) 80.0% of the amount of the Borrower's Eligible
               Receivables (as defined in Section 8 above) (the "Receivables
               Loans"); plus

               (ii) 50.0% of the amount of Borrower's cash and cash equivalents maintained in deposit or investment accounts with Silicon (or SVB
               Securities with respect to investment accounts) (the "Cash
               Balances Availability"); minus

               (iii) the aggregate amounts then undrawn on all outstanding letters of credit, foreign exchange contracts, or any other accommodations issued or incurred, or caused to be issued or incurred by Silicon for the account and/or benefit of the
               Borrower."

     b.   The Loan Agreement shall be amended by deleting the following appearing in Section 3 of the Schedule thereto:

               "MINIMUM MONTHLY INTEREST (Section 1.2): $5,000.00"

          and inserting in lieu thereof the following:

               "MINIMUM MONTHLY INTEREST (Section 1.2): $4,000.00"

     c.   The Loan Agreement shall be amended by adding sentence at the end of
          Section 5(b) of the Schedule thereto:

               "For the purposes of calculating Borrower's Minimum Cash or
               Excess Availability, "availability" shall not include any amounts available to Borrower under the Cash Balances Availability."

     d.   The Loan Agreement shall be amended by deleting the following appearing in Section 6(1) of the Schedule thereto:

                    "1. Weekly (monthly, if no amounts are outstanding under
               this Agreement and Borrower has advised Silicon in writing that it has elected to be on "non-borrowing reporting status"), and upon each loan request, borrowing base certificates and
               transaction reports"

          and inserting in lieu thereof the following:

                    "1. Borrowing base certificates and transaction reports to be provided to Silicon (i) upon each loan request and (ii) (x)
               monthly if Borrower is on "non-borrowing reporting status" and
               Borrower has cash balances at Silicon of at least $10,000,000,
               (y) biweekly if Borrower is on "non-borrowing reporting status"
               and has cash balances at Silicon less than $10,000,000, or (z)
               weekly if any amounts are outstanding hereunder."

4.   FEES. Borrower shall reimburse the Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.   RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement delivered to the Bank dated September 15,
     2003.

6.   RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate delivered to the Bank on or about September
     15, 2003, and acknowledges, confirms and agrees the disclosures and information provided therein has not changed, as of the date hereof.

7.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.   RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.   NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that
     Borrower has no offsets, defenses, claims, or counterclaims against the
     Bank with respect to the Obligations, or otherwise,

     and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby
     RELEASES the Bank from any liability thereunder.

10.  CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents.
     Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan
     Modification Agreement shall constitute a satisfaction of the Obligations.
     It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan
     Modification Agreement.

11.  COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                                 BORROWER:

                                                 GLOBECOMM SYSTEMS, INC.

                                                 By: /s/ Andrew C. Melfi
                                                     ---------------------------

                                                 Name: Andrew C. Melfi
                                                 Title: VP and CFO

                                                 BANK:

                                                 SILICON VALLEY BANK, d/b/a
                                                 SILICON VALLEY EAST

                                                 By: /s/ Nancy Funkhouser
                                                     ---------------------------

                                                 Name: Nancy Funkhouser
                                                 Title: Vice President